UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2005

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Avery Street
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 529-2161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Registrant filed a Current Report on Form 8-K dated March 25, 2005 to disclose the decision of the Audit Committee of the Key Technology, Inc. Board of Directors to replace the registrant’s independent registered public accountants. This amendment is being filed to update the information previously disclosed as of the date hereof.

Item 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On March 25, 2005, the Audit Committee of the Board of Directors of Key Technology, Inc. (the “Company”) appointed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm (“auditors”) for the fiscal year ending September 30, 2005 and dismissed Deloitte & Touche LLP (“D & T”) as the Company’s auditors for the 2005 fiscal year. D & T has completed its engagement as the Company’s auditors for the 2004 fiscal year.

D & T’s reports on the Company’s consolidated financial statements for the fiscal years ended September 30, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report on the Company’s consolidated financial statements for the fiscal year ended September 30, 2004 made reference to the Company’s adoption of EITF No. 03-06 and SFAS No. 142; and the report on the Company’s consolidated financial statements for the fiscal year ended September 30, 2003 made reference to the Company’s adoption of SFAS No. 145 and SFAS No. 142.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended September 30, 2004 and 2003 and through the date hereof, there were no disagreements between the Company and D & T on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D & T, would have caused D & T to make reference to the subject matter of the disagreement in connection with its report. During the two most recent fiscal years and through the date hereof, there have been no “reportable events” (as defined in Regulation S-K, Item 304 (a) (1) (v)).

During the Company’s two most recent fiscal years and through the date hereof, the Company did not consult with Grant Thornton regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or any disagreement between the Company and D & T or any reportable event.

The Company has requested that D & T furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of D & T’s letter , dated March 30, 2005, is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

	16.1	Letter to the Securities and Exchange Commission from Deloitte & Touche LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ RONALD W. BURGESS
Ronald W. Burgess
Senior Vice President and Chief Financial Officer

Dated: April 5, 2005

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Deloitte & Touche LLP.